UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 15, 2017


                           TRIDENT BRANDS INCORPORATED
             (Exact name of registrant as specified in its charter)

          Nevada                      000-53707                   26-1367322
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

200 South Executive Drive, Suite 101, Brookfield, WI                53005
      (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (262) 789-6689

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

LETTER OF INTENT WITH THE ACTIVATION GROUP INC.

On February 15, 2017, Trident Brands Incorporated ("we", "us", "our", "Trident", the "Company") entered into a Letter of Intent (the "LOI") with The Activation Group, Inc., an integrated marketing and advertising agency incorporated in Ontario, Canada. Pursuant to the LOI, Trident will seek to enter into a definitive agreement to purchase all the issued and outstanding common shares of The Activation Group in consideration for a purchase price consisting of $200,000 cash, and $800,000 payable in common shares of Trident. The cash consideration is inclusive of a $50,000 deposit paid to The Activation Group upon execution of the LOI, and $150,000 payable upon closing a definitive agreement. Stock payments shall be payable in four $200,000 installments, subject to the achievement of earnings targets. The transaction contemplated by the LOI will be subject to the satisfactory completion of due diligence by Trident, and to the negotiation and completion of a definitive agreement among the parties and the shareholders of The Activation Group.

APPOINTMENT OF MARK CLUETT, CHIEF OPERATING OFFICER

Also, on February 15, 2017 our board of directors appointed Mark Cluett as the Chief Operating Officer at Trident Brands Incorporated, with responsibility for business strategy execution and commercialization.

Mark CLuett has spent over two decades reinventing established global brands and positioning startups for growth by organizing diverse teams and aligning effort toward shared objectives. Most recently, he applied these skills in the successful growth of The Activation Group (TAG), a strategic marketing and communications agency. Mr. Cluett founded TAG in 2014 and continues to serve as its president. Prior to founding TAG, he served as a Business Director with Ogilvy, a global advertising agency where he was responsible for a multinational business portfolio and was based out of New York City, Toronto and Montreal. This was preceded by experience as Director of Strategy with 141 Worldwide, a brand activation and marketing agency.

There is no understanding or arrangement between any of our officers or directors and any other person pursuant to which our officers or directors were selected or appointed to their respective positions. There are no family relationships among any of our directors, executive officers, or any persons nominated or chosen by us to become a director or executive officer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Letter of Intent Executed February 15, 2017 with The Activation Group, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIDENT BRANDS INCORPORATED


/s/ Mark Holcombe
-------------------------------------
Mark Holcombe
President and Director

Date: February 21, 2017

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